UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21058

                  AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC
               (Exact name of registrant as specified in charter)
                                    --------


                             c/o Aetos Capital, LLC
                                875 Third Avenue
                               New York, NY 10022
               (Address of principal executive offices) (Zip code)

                                 James M. Allwin
                               Aetos Capital, LLC
                               New York, NY 10022
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-212-201-2500

                    DATE OF FISCAL YEAR END: JANUARY 31, 2007

                   DATE OF REPORTING PERIOD: JANUARY 31, 2007

ITEM 1.  REPORTS TO STOCKHOLDERS.










AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

AETOS CAPITAL MARKET NEUTRAL STRATEGIES FUND, LLC

AETOS CAPITAL OPPORTUNITIES FUND, LLC


Financial Statements

January 31, 2007

                                TABLE OF CONTENTS

Fund Commentaries..............................................................1
Report of Independent Registered Public Accounting Firm........................7
Schedules of Investments.......................................................8
Statements of Assets and Liabilities..........................................13
Statements of Operations......................................................14
Statements of Changes in Members' Capital.....................................15
Statements of Cash Flows......................................................18
Financial Highlights..........................................................19
Notes to Financial Statements.................................................24
Managers and Officers of the Funds............................................35










The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of each period. The Funds' Forms N-Q are available on the Commission's web site at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-212-201-2500; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

                Aetos Capital Multi-Strategy Arbitrage Fund, LLC

                                 Fund Commentary
                       For the year ended January 31, 2007
                                   (Unaudited)

The Aetos Capital Multi-Strategy Arbitrage Fund, LLC (the "Fund") allocates its assets among a select group of portfolio managers that utilize a variety of arbitrage strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes.

The Fund includes allocations to event arbitrage and fixed income arbitrage managers. Event arbitrage managers seek to identify mispricings in securities that will be resolved through an anticipated event. Events can include mergers, acquisitions, spinoffs, recapitalizations and bankruptcy (either entering into bankruptcy or emerging from it). Skills required include the ability to analyze the relative value of the securities involved and the probability of the event taking place in a timely manner. Fixed income arbitrage managers seek to identify discrepancies in the prices of securities that are very closely related and arbitrage that discrepancy.

For the year ended January 31, 2007, the Fund had a total return of 10.36%.(1) For the period from commencement of operations on August 21, 2002 through January 31, 2007, the Fund had an average annual total return of 8.38%.

This was an extraordinarily strong year for a majority of our arbitrage managers, and is particularly notable given that volatility remained muted. Our event managers had an especially good year and our fixed income managers performed well, while our short-biased credit managers struggled with a credit market in which spreads narrowed even further. Below, we discuss some of the major sub-strategies in the Fund.

This past year represented the first in many when merger arbitrage produced strong returns. Aided by the most robust Mergers and Arbitrage ("M&A") market in history with $3.8 trillion of global volume, our managers took a selective approach in choosing deals. Particularly fruitful were transactions with higher spreads, which typically involved more complex circumstances such as unsolicited and cross-border activity. In fact, 2006 represented the largest year ever for cross-border activity with European consolidation in the energy (E.ON/Endesa), power (Iberdrola/Scottish Power), and industrial (Mittal/Arcelor) sectors. With deal volumes building throughout 2006 and the fourth quarter the largest ever for announced M&A, we see a healthy opportunity set for this strategy in 2007.

Our Asian convertible arbitrage manager continued to produce attractive returns by pursuing a traditional hedged strategy in geographies where convertibles are priced less efficiently for structural reasons. Although implied volatilities increased only modestly in 2006, the spread between realized and implied volatility remained healthy for much of the year, which aided returns. In addition, some yield curve strategies benefited as the anomalies they had identified in the shape of the forward curve corrected over the course of the first half of the year.




--------------------------
(1) Returns are net of expenses and fees incurred at the Fund level. The returns also reflect Fund level expenses that have been waived and/or reimbursed by the Investment Manager. Returns would have been lower without such waivers and reimbursements. Returns do not reflect Program fees and expenses charged at the separate account level.

                Aetos Capital Multi-Strategy Arbitrage Fund, LLC

                       For the year ended January 31, 2007
                                   (Unaudited)

Our managers have also enhanced their strategies where appropriate and complementary to an existing skill set. For instance, one manager has been able to construct credit-neutral arbitrage positions on structured product instruments by finding tranches that are mispriced. Given the enormous size of the structured product market and relative lack of arbitrageurs, we are not surprised that such opportunities exist and feel that such a strategy is a useful addition to an absolute return portfolio. Even better, opportunities such as these will probably become better should the markets in which they trade become stressed, as natural buyers will be scarce and few hedge funds will have sufficient expertise to provide liquidity.

            Aetos Capital Distressed Investment Strategies Fund, LLC

                                 Fund Commentary
                       For the year ended January 31, 2007
                                   (Unaudited)

The Aetos Capital Distressed Investment Strategies Fund, LLC (the "Fund") allocates its assets among a select group of portfolio managers across a variety of distressed investment strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes.

The Fund allocates to investment managers that buy the securities (generally bonds and bank loans) of companies that are in bankruptcy or in danger of bankruptcy. These managers are able to buy these securities at a discount to their eventual value because traditional fixed income portfolio managers who bought the bonds or banks that made the loans may not want to or be able to own them once they are in default. The sellers may also not have the expertise and patience to go through a lengthy restructuring process. Distressed investing involves credit analysis, legal expertise and (often) negotiating ability, as the portfolio manager must estimate the value of the claims he is buying, the likely timing and resolution of the bankruptcy process and also may be called upon to reach agreements with other claimants in order to speed the process.

For the year ended January 31, 2007, the Fund had a total return of 12.95%.(1) For the period from commencement of operations on August 21, 2002 through January 31, 2007, the Fund had an average annual total return of 13.23%.

Our expectation of weakening fundamentals and rising defaults proved premature in 2006. Corporate earnings continued to surge, with double digit growth in earnings for the S&P 500 for the fifth straight year. At the same time, defaults remain near all time lows as weaker companies are able to refinance their way out of jams. Given the limited supply of defaulted credits as well as the cautious approach of our managers, we are quite pleased with the results our managers were able to generate in 2006. Firms in the auto sector continued to make progress on their restructuring plans. In addition, many managers' legacy positions, some of which have transitioned to equity, benefited from the attractive macroeconomic climate.

LBO activity and continued pressure by shareholders to return capital are leading corporate managements to re-lever their balance sheets, with net corporate borrowing (non-financial) returning to late 1990's levels. The result has been a record level of buybacks and special dividends in the past year. Ultimately, certain of these companies with unstable cash flows which decided to increase leverage to an extreme should provide good opportunities for our distressed managers.




--------------------------
(1) Returns are net of expenses and fees incurred at the Fund level. The returns also reflect Fund level expenses that have been waived and/or reimbursed by the Investment Manager. Returns would have been lower without such waivers and reimbursements. Returns do not reflect Program fees and expenses charged at the separate account level.

                  Aetos Capital Long/Short Strategies Fund, LLC

                                 Fund Commentary
                       For the year ended January 31, 2007
                                   (Unaudited)

The Aetos Capital Long/Short Strategies Fund, LLC (the "Fund") allocates its assets among a select group of portfolio managers across a variety of long/short strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. The Fund is composed of managers that operate long-biased portfolios of stocks, usually based on bottom-up equity research. These portfolios generally vary from 20% to 40% net long.

For the year ended January 31, 2007, the Fund had a total return of 9.61%.(1) For the period from commencement of operations on August 21, 2002 through January 31, 2007, the Fund had an average annual total return of 8.25%.

The late summer rally in the equity markets gained steam during the fourth quarter as positive economic data combined with lower long-term interest rates emboldened investors. The year as a whole was the best since 2003, with all major global markets, save Japan, clocking double digit returns. Japan's poor performance was perhaps the biggest surprise of the year. Although the economy continued to recover, it failed to accelerate as many had expected, popping the country's small cap growth bubble (Japan's Mothers Index was down 56% for 2006) while larger cap names treaded water. Another surprise was that 2006 did not mark the return of large cap dominance; instead, small cap stocks outperformed by 3.5%.

While our long/short managers certainly benefited somewhat from the rising tide of the equity markets, with this portfolio averaging only 38% net long, a significant portion of the return can be attributed to superior stock selection. Many of our managers had gains in 2006 from sizeable positions in companies they had held for a significant amount of time. In the case of one manager, they had made an investment in a metal producer in 2005 when this company was trading at a cash flow yield north of 7%. As the manager gained confidence in the position, it was increased to 8% of their portfolio and has subsequently added nine percentage points to the fund's cumulative return.

On the short side, our managers generally proved adept at avoiding the landmines that private equity takeouts represent. The environment of moderating growth in the U.S. presented significant opportunities on which many of our managers were able to capitalize. One of the most impressive performances of the year was no doubt by our short-only manager; the fact that they were flat during this year's powerful bull market is quite remarkable. They generated significant alpha in homebuilders, consumer finance and consumer discretionary names. This performance helped significantly lower the downside volatility of the portfolio, especially in May when this fund was up over 7% percent while the S&P 500 was down 3%.




--------------------------
(1) Returns are net of expenses and fees incurred at the Fund level. The returns also reflect Fund level expenses that have been waived and/or reimbursed by the Investment Manager. Returns would have been lower without such waivers and reimbursements. Returns do not reflect Program fees and expenses charged at the separate account level.

                Aetos Capital Market Neutral Strategies Fund, LLC

                                 Fund Commentary
                       For the year ended January 31, 2007
                                   (Unaudited)

The Aetos Capital Market Neutral Strategies Fund, LLC (the "Fund") allocates its capital among a select group of portfolio managers across a variety of market neutral strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes.

The Fund contains managers that attempt to create long and short portfolios that are roughly equal in size and therefore immune to overall stock markets movements. Often these strategies are quantitative in nature, using computer screens to pick long and short portfolios of stocks and balancing their risk exposure through optimization techniques.

For the year ended January 31, 2007, the Fund had a total return of 3.68%.(1) For the period from commencement of operations on August 21, 2002 through January 31, 2007, the Fund had an average annual total return of 2.84%.

While the returns proved steady, we continue to be disappointed with the performance of this Fund. Ultimately, we believe the real value of a market neutral allocation will be experienced during times of high volatility when the Fund can serve as ballast to a portfolio, muting the volatility experienced by allocations with higher equity and credit biases. June of this past year was just such an example: while the other four strategy funds were flat to down for the month as the equity markets swooned, the Fund generated 1.24%.

The long-term opportunity set for market neutral managers has become increasingly challenging, even more so than for other absolute return strategies. As ever more capital has flowed into this strategy, factors that used to generate alpha have dissipated away. Success is increasingly dependent upon building an extensive and rigorous research process that resembles a university research laboratory. We are examining several candidates who model their firms in this way and who are developing an investment process that exploits a number of time horizons.




--------------------------
(1) Returns are net of expenses and fees incurred at the Fund level. The returns also reflect Fund level expenses that have been waived and/or reimbursed by the Investment Manager. Returns would have been lower without such waivers and reimbursements. Returns do not reflect Program fees and expenses charged at the separate account level.

                      Aetos Capital Opportunities Fund, LLC

                                 Fund Commentary
                       For the year ended January 31, 2007
                                   (Unaudited)

The Aetos Capital Opportunities Fund, LLC (the "Fund") allocates its assets among a select group of portfolio managers across a variety of opportunistic strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. The Fund is composed of managers that operate smaller-sized, more idiosyncratic portfolios employing directional strategies or focusing on particular markets or sectors.

For the year ended January 31, 2007, the Fund had a total return of 2.41%.(1) For the period from commencement of operations on May 27, 2005 through January 31, 2007, the Fund had an average annual total return of 4.38%.

As mentioned in prior letters, we have been frustrated by the mediocre returns for the Fund. Much of the underperformance of the Fund can be attributed to the short credit positions which have suffered significantly as the credit markets rallied this year. While the short credit investment currently makes the fund look worse from a returns perspective, in the context of a portfolio it seems a sensible tactical bet that should provide significant benefits when the credit cycle turns.

Nevertheless, we have been diligently examining the Fund and seeking ways to improve its performance. We are having success in identifying talented stock pickers operating under the radar of other long/short managers whom we are enthusiastic about adding to the portfolio. We have also selectively trimmed a few positions from the Fund.

On the plus side, there were a number of significant positive contributions by our smaller, more nimble managers. One manager, with assets under $500 million, took advantage of its lean size during the year by focusing on only three new opportunities in the small cap space. These investments included a U.K. furniture manufacturer, a regional U.S. chicken producer and a snack food distributor. The firm's small asset size enables it to focus on under-researched small cap companies, occasionally becoming actively involved in corporate governance. Our energy-focused long/short manager also continued to produce double-digit returns, as a number of its investments in the upstream E&P sector rallied and its Canadian natural gas production companies were able to meet their drilling schedules. These types of investments epitomize the type of under-researched companies that the Fund managers uncover through a research-intensive approach.




--------------------------
(1) Returns are net of expenses and fees incurred at the Fund level. The returns also reflect Fund level expenses that have been waived and/or reimbursed by the Investment Manager. Returns would have been lower without such waivers and reimbursements. Returns do not reflect Program fees and expenses charged at the separate account level.

             Report of Independent Registered Public Accounting Firm


To the Board of Managers and Members of the Aetos Capital Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in members' capital and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Aetos Capital Multi-Strategy Arbitrage Fund, LLC, Aetos Capital Distressed Investment Strategies Fund, LLC, Aetos Capital Long/Short Strategies Fund, LLC, Aetos Capital Market Neutral Strategies Fund, LLC, and Aetos Capital Opportunities Fund, LLC (hereafter referred to as the "Funds") at January 31, 2007, the results of each of their operations and cash flows for the year then ended, and the changes in each of their members' capital for each of the two years in the period then ended and the financial highlights for the periods presented (except for the Aetos Capital Opportunities Fund, LLC whose changes in members' capital and financial highlights are shown for the year ended January 31, 2007 and for the period May 27, 2005 (commencement of operations) through January 31, 2006), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying portfolio funds at January 31, 2007, provide a reasonable basis for our opinion.

As explained in Note 2, the financial statements include investments held by Aetos Capital Multi-Strategy Arbitrage Fund, LLC, Aetos Capital Distressed Investment Strategies Fund, LLC, Aetos Capital Long/Short Strategies Fund, LLC, Aetos Capital Market Neutral Strategies Fund, LLC, and Aetos Capital Opportunities Fund, LLC valued at $384,147,314 (85.8% of the Fund's members' capital), $102,566,471 (93.3% of the Fund's members' capital), $732,639,134
(99.2% of the Fund's members' capital), $112,158,484 (97.9% of the Fund's members' capital), and $125,173,697 (89.5% of the Fund's members' capital) respectively, at January 31, 2007, the values of which have been estimated by the Investment Manager, under general supervision of the Board of Managers, in the absence of readily ascertainable market values. Those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the difference could be material.



PricewaterhouseCoopers, LLP
New York, NY
March 30, 2007

                                 Aetos Capital Multi-Strategy Arbitrage Fund, LLC
                                             Schedule of Investments
                                                 January 31, 2007

                               INVESTMENT STRATEGY AS A PERCENTAGE OF INVESTMENTS

[PIE CHART GRAPHIC OMITTED]
Plot points are as follows:

Convertible Arbitrage 6.79%
Credit Strategies 8.19%
Fixed Income Arbitrage 24.85%
Multi-Strategy/Event Arbitrage 60.17%


                                                                                                 % OF MEMBERS'
PORTFOLIO FUND NAME                                               COST                VALUE         CAPITAL*
-----------------------------------------------------------------------------------------------------------------
Davidson Kempner Partners                                    $  50,000,000       $  62,651,879        14.00%
Farallon Capital Offshore Investors, Inc.                       39,000,000          44,046,589         9.84
FFIP, L.P.                                                      29,630,000          36,013,951         8.05
Ishin Fund, LLC                                                 23,000,000          26,100,721         5.83
Lazard Emerging Income, L.P.                                    25,000,000          26,250,319         5.86
Parsec Trading Corp.                                            14,100,000          15,623,254         3.49
Pequot Credit Opportunities Fund, L.P.                          20,000,000          22,229,885         4.97
Pequot Short Credit Fund, L.P.                                  10,000,000           9,222,141         2.06
Perry Partners, L.P.                                            26,868,444          34,564,195         7.72
Satellite Fund II, L.P.                                         25,850,000          35,102,243         7.84
South Hill Trading Corp.                                        15,000,000          17,564,992         3.92
Sowood Alpha Fund, L.P.                                         42,000,000          54,777,145        12.24
                                                             ----------------------------------------------------
    Total                                                    $ 320,448,444       $ 384,147,314        85.82%
                                                             ====================================================

*Percentages are based on Members' Capital of $447,632,069.

The aggregate cost of investments for tax purposes was $337,704,312. Net unrealized appreciation on investments for tax purposes was $46,443,002 consisting of $47,220,861 of gross unrealized appreciation and $777,859 of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 85.82% of Members' Capital, have been fair valued.


                     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                                                8


                             Aetos Capital Distressed Investment Strategies Fund, LLC
                                             Schedule of Investments
                                                 January 31, 2007

                               INVESTMENT STRATEGY AS A PERCENTAGE OF INVESTMENTS

[PIE CHART GRAPHIC OMITTED]
Plot points are as follows:

Distressed Investments 100.00%

                                                                                                 % OF MEMBERS'
PORTFOLIO FUND NAME                                               COST                VALUE         CAPITAL*
-----------------------------------------------------------------------------------------------------------------

Aurelius Capital Partners, L.P.                              $  27,500,000       $  30,291,525        27.55%
King Street Capital, L.P.                                       24,050,000          29,880,355        27.17
One East Partners, L.P.                                          1,500,000           1,593,649         1.45
Silver Point Capital Fund, L.P.                                 19,100,000          26,469,027        24.07
Watershed Capital Partners, L.P.                                11,050,000          14,331,915        13.03
                                                             ----------------------------------------------------
    Total                                                    $  83,200,000       $ 102,566,471        93.27%
                                                             ====================================================

*Percentages are based on Members' Capital of $109,966,905.

The aggregate cost of investments for tax purposes was $87,837,247. Net unrealized appreciation on investments for tax purposes was $14,729,224 consisting of $14,729,224 of gross unrealized appreciation and $0 of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 93.27% of Members' Capital, have been fair valued.




                     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                                                9


                                  Aetos Capital Long/Short Strategies Fund, LLC
                                             Schedule of Investments
                                                 January 31, 2007

                               INVESTMENT STRATEGY AS A PERCENTAGE OF INVESTMENTS

[PIE CHART GRAPHIC OMITTED]
Plot points are as follows:

Short Equity Investments 2.19%
Long/Short Equity Investments 97.81%

                                                                                                 % OF MEMBERS'
PORTFOLIO FUND NAME                                               COST                VALUE         CAPITAL*
-----------------------------------------------------------------------------------------------------------------

Bay Pond Partners, L.P.                                      $  32,000,000       $  53,184,043         7.20%
Bay Resource Partners, L.P.                                     33,000,000          47,256,601         6.40
Cadmus Capital Partners (QP), L.P.                              64,330,248          75,613,237        10.24
Cantillion Pacific, L.P.                                        13,000,000          16,709,503         2.26
Cantillion U.S., L.P.                                           12,699,464          13,848,975         1.88
Cavalry Technology, L.P.                                        58,750,000          64,924,619         8.80
The Elkhorn Fund, LLC                                           42,854,685          50,360,824         6.82
Highside Capital Partners, L.P.                                 60,000,000          66,393,253         8.99
Icarus Qualified Partners, L.P.                                 16,000,000          16,056,007         2.18
JL Partners, L.P.                                               57,820,000          74,639,035        10.11
North River Partners, L.P.                                      36,650,000          43,313,497         5.87
Standard Global Equity Partners SA, L.P.                        58,700,000          70,574,259         9.56
ValueAct Capital Partners III, L.P.                             75,000,000          78,164,371        10.59
Viking Global Equities, L.P.                                    50,000,000          61,600,910         8.35
                                                             ----------------------------------------------------
    Total                                                    $ 610,804,397       $ 732,639,134        99.25%
                                                             ====================================================

*Percentages are based on Members' Capital of $738,209,954.

The aggregate cost of investments for tax purposes was $627,637,077. Net unrealized appreciation on investments for tax purposes was $105,002,057 consisting of $105,002,057 of gross unrealized appreciation and $0 of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 99.25% of Members' Capital, have been fair valued.

                    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                                               10


                                Aetos Capital Market Neutral Strategies Fund, LLC
                                             Schedule of Investments
                                                 January 31, 2007

                               INVESTMENT STRATEGY AS A PERCENTAGE OF INVESTMENTS

[PIE CHART GRAPHIC OMITTED]
Plot points are as follows:

Quantitative Asset Allocation 17.55%
Multi-Strategy 26.04%
Low Beta/Market Neutral/Long Short 56.41%

                                                                                                 % OF MEMBERS'
PORTFOLIO FUND NAME                                               COST                VALUE         CAPITAL*
-----------------------------------------------------------------------------------------------------------------

AQR Absolute Return Institutional Fund, L.P.                 $  26,187,363       $  29,208,914        25.50%
Bravura 99 Fund, L.P.                                           30,682,132          33,211,718        29.00
Cantillion U.S. Low Volatility, L.P.                            27,500,000          30,060,310        26.24
GMO Mean Reversion Fund                                         16,000,000          19,677,542        17.18
                                                             ----------------------------------------------------
    Total                                                    $ 100,369,495       $ 112,158,484        97.92%
                                                             ====================================================

*Percentages are based on Members' Capital of $114,536,900.

The aggregate cost of investments for tax purposes was $104,188,632. Net unrealized appreciation on investments for tax purposes was $7,969,852 consisting of $7,969,852 of gross unrealized appreciation and $0 of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 97.92% of Members' Capital, have been fair valued.




                     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                                               11


                                      Aetos Capital Opportunities Fund, LLC
                                             Schedule of Investments
                                                 January 31, 2007

                               INVESTMENT STRATEGY AS A PERCENTAGE OF INVESTMENTS

[PIE CHART GRAPHIC OMITTED]
Plot points are as follows:

Real Assets 15.58%
Credit Related 7.94%
Event-Driven 20.11%
Long/Short Equity Investments 56.37%

                                                                                                 % OF MEMBERS'
PORTFOLIO FUND NAME                                               COST                VALUE         CAPITAL*
-----------------------------------------------------------------------------------------------------------------

GMO U.S. Tactical Opportunities Fund (Onshore), L.P.         $  14,500,000       $  13,899,240         9.93%
Joho Partners, L.P.                                             19,000,000          22,997,647        16.44
Pequot Short Credit Fund, L.P.                                   8,000,000           7,214,524         5.16
Sansar Capital, L.P.                                             2,000,000           2,046,734         1.46
Saras Capital Partners, L.P.                                    15,000,000          16,834,503        12.03
Scopia PX, LLC                                                  14,000,000          15,707,040        11.23
Sheffield Institutional Partners, L.P.                           8,500,000           9,470,511         6.77
Spindrift Partners, L.P.                                        18,000,000          19,499,144        13.94
Standard Pacific Asymmetric Opportunities Fund, L.P.             3,000,000           2,722,610         1.95
Venn Global Opportunities Fund L.P.                             14,500,000          14,781,744        10.56
                                                             ----------------------------------------------------
    Total                                                    $ 116,500,000       $ 125,173,697        89.47%
                                                             ====================================================

*Percentages are based on Members' Capital of $139,908,529.

The aggregate cost of investments for tax purposes was $116,476,124. Net unrealized appreciation on investments for tax purposes was $8,697,573 consisting of $10,160,270 of gross unrealized appreciation and $1,462,697 of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 89.47% of Members' Capital, have been fair valued.




                     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                                               12


                                               Statements of Assets and Liabilities

                                                         January 31, 2007



                                                              AETOS CAPITAL                     AETOS CAPITAL
                                            AETOS CAPITAL      DISTRESSED      AETOS CAPITAL        MARKET
                                           MULTI-STRATEGY      INVESTMENT       LONG/SHORT         NEUTRAL        AETOS CAPITAL
                                              ARBITRAGE        STRATEGIES       STRATEGIES        STRATEGIES      OPPORTUNITIES
                                              FUND, LLC         FUND, LLC        FUND, LLC        FUND, LLC         FUND, LLC
                                        -----------------------------------------------------------------------------------------
ASSETS
Investments in Portfolio Funds, at cost     $320,448,444       $ 83,200,000     $610,804,397     $100,369,495      $116,500,000
                                        -----------------------------------------------------------------------------------------
Investments in Portfolio Funds, at value    $384,147,314       $102,566,471     $732,639,134     $112,158,484      $125,173,697
Cash and cash equivalents                      2,527,411            916,273        1,948,799        3,298,506           544,742
Prepaid investments                           60,000,000          7,000,000       10,000,000               --        13,000,000
Receivable for sale of investments             5,331,897            326,152               --               --         1,458,011
Accrued income                                   165,266             30,489           42,600           11,466            33,072
Prepaid tax withholding                               --              5,206               --               --                --
Due from investment manager                           --                489               --               --                --
                                        -----------------------------------------------------------------------------------------
   Total assets                              452,171,888        110,845,080      744,630,533      115,468,456       140,209,522
                                        -----------------------------------------------------------------------------------------

LIABILITIES
Sales of Interests received in advance         4,049,695            705,405        5,661,235          755,040           103,725
Investment management fees payable               285,320             70,093          470,546           73,007            89,180
Administration fees payable                       65,759             16,549          106,784           18,132            20,211
Board of Managers' fees payable                    5,475              5,475            5,475            5,475             5,475
Tax withholding payable                            4,272                 --           26,587            3,347             3,792
Other accrued expenses                           129,298             80,653          149,952           76,555            78,610
                                        -----------------------------------------------------------------------------------------
   Total liabilities                           4,539,819            878,175        6,420,579          931,556           300,993
                                        -----------------------------------------------------------------------------------------

   NET MEMBERS' CAPITAL                     $447,632,069       $109,966,905     $738,209,954     $114,536,900      $139,908,529
                                        =========================================================================================

MEMBERS' CAPITAL
Net capital                                 $383,933,199       $ 90,600,434     $616,375,217     $102,747,911      $131,234,832
Net unrealized appreciation on
   investments in Portfolio Funds             63,698,870         19,366,471      121,834,737       11,788,989         8,673,697
                                        -----------------------------------------------------------------------------------------
    Members' Capital                        $447,632,069       $109,966,905     $738,209,954     $114,536,900      $139,908,529
                                        =========================================================================================




                             THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                                                               13


                                                     Statements of Operations

                                               For the year ended January 31, 2007



                                                               AETOS CAPITAL                     AETOS CAPITAL
                                             AETOS CAPITAL      DISTRESSED      AETOS CAPITAL       MARKET
                                            MULTI-STRATEGY      INVESTMENT       LONG/SHORT         NEUTRAL        AETOS CAPITAL
                                              ARBITRAGE         STRATEGIES       STRATEGIES        STRATEGIES      OPPORTUNITIES
                                              FUND, LLC          FUND, LLC        FUND, LLC        FUND, LLC         FUND, LLC
                                        -----------------------------------------------------------------------------------------
Investment income:
    Interest                                 $   773,282       $   285,298      $ 1,618,605        $  336,627      $  525,881
                                        -----------------------------------------------------------------------------------------

Expenses:
    Investment management fees                 2,907,589           664,118        4,569,268           814,980         833,450
    Administration fees                          351,056            82,151          544,599           102,386          99,238
    Board of Managers' fees                       21,900            21,900           21,900            21,900          21,900
    Professional fees                            184,968           145,684          191,557           128,699         131,688
    Registration fees                            127,936            15,459          154,434            15,911          29,238
    Custodian fees                                42,762            12,881           64,870            14,901          15,266
    Printing fees                                  8,042             5,694           13,063             5,531           7,389
    Offering costs                                    --                --               --                --          14,425
    Other expenses                                 6,860             4,783            5,882             5,187           6,623
                                        -----------------------------------------------------------------------------------------
          Total expenses                       3,651,113           952,670        5,565,573         1,109,495       1,159,217
          Fund expenses reimbursed                    --           (68,300)              --           (27,965)        (11,275)
                                        -----------------------------------------------------------------------------------------
Net expenses                                   3,651,113           884,370        5,565,573         1,081,530       1,147,942
                                        -----------------------------------------------------------------------------------------
Net investment loss                           (2,877,831)         (599,072)      (3,946,968)         (744,903)       (622,061)
                                        -----------------------------------------------------------------------------------------

Net gain/(loss) on Portfolio Funds sold        5,872,811         2,284,426        3,884,397           251,096      (1,948,906)

Net change in unrealized appreciation
    on investments in Portfolio Funds         35,987,994         9,650,831       60,092,379         4,492,304       6,112,694
                                        -----------------------------------------------------------------------------------------
Net increase in Members' Capital
    derived from investment activities       $38,982,974       $11,336,185      $60,029,808        $3,998,497      $3,541,727
                                        =========================================================================================




                             THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                                                               14

                                       Statements of Changes in Members' Capital

                               For the years ended January 31, 2006 and January 31, 2007



                                                                                         AETOS CAPITAL DISTRESSED
                                                    AETOS CAPITAL MULTI-STRATEGY           INVESTMENT STRATEGIES
                                                        ARBITRAGE FUND, LLC                      FUND, LLC
                                                  ---------------------------------  ---------------------------------



                                                          2/1/06 -        2/1/05 -           2/1/06 -         2/1/05 -
                                                          1/31/07         1/31/06            1/31/07          1/31/06
                                                  ---------------------------------  ---------------------------------
From investment activities:
   Net investment loss                                 $ (2,877,831)   $ (2,129,851)      $   (599,072)    $  (331,929)
   Net gain on Portfolio Funds sold                       5,872,811         281,749          2,284,426              --
   Net change in unrealized appreciation on
    investments in Portfolio Funds                       35,987,994      19,837,724          9,650,831       4,773,363
                                                  ---------------------------------  ---------------------------------
        Net increase in Members' Capital
         derived from investment activities              38,982,974      17,989,622         11,336,185       4,441,434
                                                  ---------------------------------  ---------------------------------

Distributions:
   Tax withholding on behalf of foreign investors          (148,370)       (471,422)            25,426        (353,256)
                                                  ---------------------------------  ---------------------------------
Total distributions                                        (148,370)       (471,422)            25,426        (353,256)
                                                  ---------------------------------  ---------------------------------

Members' Capital transactions:
   Proceeds from sales of Interests                      98,597,798      84,600,699         39,449,483      14,611,996
   Redemptions of Interests                             (14,826,540)    (11,329,467)        (7,788,545)       (184,006)
   Transfers of Interests                                 4,759,000     (16,486,000)           436,000       2,738,000
                                                  ---------------------------------  ---------------------------------
Net increase in Members' Capital derived from
    capital transactions                                 88,530,258      56,785,232         32,096,938      17,165,990
                                                  ---------------------------------  ---------------------------------
Net increase in Members' Capital                        127,364,862      74,303,432         43,458,549      21,254,168
Members' Capital at beginning of year                   320,267,207     245,963,775         66,508,356      45,254,188
                                                  ---------------------------------  ---------------------------------
Members' Capital at end of year                        $447,632,069    $320,267,207       $109,966,905     $66,508,356
                                                  =================================  ==================================




                       THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                                                    15

                                 Statements of Changes in Members' Capital (continued)

                               For the years ended January 31, 2006 and January 31, 2007



                                                                                               AETOS CAPITAL
                                                      AETOS CAPITAL LONG/SHORT                MARKET NEUTRAL
                                                        STRATEGIES FUND, LLC               STRATEGIES FUND, LLC
                                                  ---------------------------------  ----------------------------------



                                                          2/1/06 -        2/1/05 -           2/1/06 -        2/1/05 -
                                                          1/31/07         1/31/06            1/31/07         1/31/06
                                                  ---------------------------------  ----------------------------------
From investment activities:
   Net investment loss                                 $ (3,946,968)   $ (2,904,647)       $  (744,903)   $   (577,610)
   Net gain on Portfolio Funds sold                       3,884,397       1,794,958            251,096              --
   Net change in unrealized appreciation on
    investments in Portfolio funds                       60,092,379      45,632,962          4,492,304       4,248,825
                                                  ---------------------------------  ----------------------------------
        Net increase in Members' Capital
         derived from investment activities              60,029,808      44,523,273          3,998,497       3,671,215
                                                  ---------------------------------  ----------------------------------

Distributions:
   Tax withholding on behalf of foreign investors          (170,544)     (1,386,016)           (95,949)       (204,118)
                                                  ---------------------------------  ----------------------------------
Total distributions                                        (170,544)     (1,386,016)           (95,949)       (204,118)
                                                  ---------------------------------  ----------------------------------

Members' Capital transactions:
   Proceeds from sales of Interests                     232,971,335     144,104,472         23,497,767      25,303,681
   Redemptions of Interests                             (24,776,905)    (33,975,401)        (4,890,124)     (3,371,932)
   Transfers of Interests                                (1,659,000)     (6,788,000)        (3,558,000)    (12,043,772)
                                                  ---------------------------------  ----------------------------------
Net increase in Members' Capital derived from
    capital transactions                                206,535,430     103,341,071         15,049,643       9,887,977
                                                  ---------------------------------  ----------------------------------
Net increase in Members' Capital                        266,394,694     146,478,328         18,952,191      13,355,074
Members' Capital at beginning of year                   471,815,260     325,336,932         95,584,709      82,229,635
                                                  ---------------------------------  ----------------------------------
Members' Capital at end of year                        $738,209,954    $471,815,260       $114,536,900     $95,584,709
                                                  =================================  ==================================




                       THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                                                    16

                        Statement of Changes in Members' Capital (concluded)

             For the period ended January 31, 2006 and the year ended January 31, 2007




                                                                           AETOS CAPITAL
                                                                      OPPORTUNITIES FUND, LLC
                                                                 ----------------------------------



                                                                       2/1/06 -         5/27/05* -
                                                                       1/31/07            1/31/06
                                                                 ----------------------------------
                From investment activities:
                   Net investment loss                               $   (622,061)      $  (182,742)
                   Net loss on Portfolio Funds sold                    (1,948,906)               --
                   Net change in unrealized appreciation
                    on investments in Portfolio Funds                   6,112,694         2,561,003
                                                                 ----------------------------------
                        Net increase in Members' Capital
                         derived from investment activities             3,541,727         2,378,261
                                                                 ----------------------------------

                Distributions:
                   Tax withholding on behalf of foreign investors         (21,233)          (25,000)
                                                                 ----------------------------------
                Total distributions                                       (21,233)          (25,000)
                                                                 ----------------------------------

                Members' Capital transactions:
                   Proceeds from sales of Interests                    65,538,828        39,826,616
                   Redemptions of Interests                            (2,028,981)       (1,903,461)
                   Transfers of Interests                                  22,000        32,579,772
                                                                 ----------------------------------
                Net increase in Members' Capital derived from
                    capital transactions                               63,531,847        70,502,927
                                                                 ----------------------------------
                Net increase in Members' Capital                       67,052,341        72,856,188
                Members' Capital at beginning of period                72,856,188                --
                                                                 ----------------------------------
                Members' Capital at end of period                    $139,908,529       $72,856,188
                                                                 ==================================

                          *Commencement of operations.




              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                                 17

                                                     Statements of Cash Flows

                                                For the year ended January 31, 2007


                                                                      AETOS CAPITAL                    AETOS CAPITAL
                                                     AETOS CAPITAL      DISTRESSED     AETOS CAPITAL      MARKET
                                                     MULTI-STRATEGY     INVESTMENT      LONG/SHORT        NEUTRAL     AETOS CAPITAL
                                                       ARBITRAGE        STRATEGIES      STRATEGIES       STRATEGIES   OPPORTUNITIES
                                                       FUND, LLC        FUND, LLC       FUND, LLC        FUND, LLC      FUND, LLC
                                                     -----------------------------------------------------------------------------
CASH FLOWS USED IN OPERATING ACTIVITIES
Purchases of Portfolio Funds                           $(94,800,000)   $(40,000,000)  $(267,199,464)    $(32,000,000) $(77,000,000)
Sales of Portfolio Funds                                 61,330,916      11,034,426      34,699,464       10,348,043    23,551,094
Net investment loss                                      (2,877,831)       (599,072)     (3,946,968)        (744,903)     (622,061)
Adjustments to reconcile net investment loss to net
   cash used in operating activities:
    Increase in prepaid investments                     (60,000,000)     (7,000,000)    (10,000,000)              --    (9,000,000)
    Decrease/(increase) in accrued income                  (121,526)        (12,280)         80,089           26,386       (15,240)
    Increase in prepaid tax withholding                          --          (5,206)             --               --            --
    Decrease/(increase) in receivable for
     sale of investments                                 (5,331,897)       (326,152)        905,124               --    (1,458,011)
    Increase in due from investment manager                      --            (489)             --               --            --
    Decrease in deferred offering costs                          --              --              --               --        14,425
    Increase in investment management fees payable           80,987          27,510         169,292           11,993        42,726
    Increase/(decrease) in administration fees payable      (11,657)            846          (5,156)          (5,226)        3,761
    Increase/(decrease) in other accrued expenses            (1,307)         10,076          (1,672)          (1,403)       22,067
                                                     -----------------------------------------------------------------------------
Net cash used in operating activities                  (101,732,315)    (36,870,341)   (245,299,291)     (22,365,110)  (64,461,239)
                                                     -----------------------------------------------------------------------------

DISTRIBUTIONS
Tax withholding on behalf of foreign investors             (454,098)       (274,574)       (963,957)        (232,602)      (42,441)
                                                     -----------------------------------------------------------------------------
Total distributions                                        (454,098)       (274,574)       (963,957)        (232,602)      (42,441)
                                                     -----------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
Increase/(decrease) in sales of Interests
    received in advance                                   3,403,195         499,705       3,909,735          552,390       (11,925)
Proceeds from sales of Interests                         98,597,798      39,449,483     232,971,335       23,497,767    65,538,828
Redemptions of Interests                                (14,826,540)     (7,788,545)    (24,776,905)      (4,890,124)   (2,028,981)
Transfers of Interests                                    4,759,000         436,000      (1,659,000)      (3,558,000)       22,000
                                                     -----------------------------------------------------------------------------
Net cash provided by financing activities                91,933,453      32,596,643     210,445,165       15,602,033    63,519,922
                                                     -----------------------------------------------------------------------------

Net decrease in cash and cash equivalents               (10,252,960)     (4,548,272)    (35,818,083)      (6,995,679)     (983,758)
Cash and cash equivalents, beginning of year             12,780,371       5,464,545      37,766,882       10,294,185     1,528,500
                                                     -----------------------------------------------------------------------------
Cash and cash equivalents, end of year                 $  2,527,411    $    916,273   $   1,948,799     $  3,298,506  $    544,742
                                                     =============================================================================


                             THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                                                                18

                                                        Financial Highlights



                                                              AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC
                                             -----------------------------------------------------------------------------------
                                                    2/1/06 -       2/1/05 -        2/1/04 -          2/1/03 -        8/21/02* -
                                                    1/31/07        1/31/06         1/31/05           1/31/04          1/31/03
                                             -----------------------------------------------------------------------------------


Total return(1)                                      10.36%           6.48%           2.98%           13.17%           4.44%

Net assets, end of period (000's)                $ 447,632       $ 320,267       $ 245,964         $ 35,075         $ 1,092

Ratios to average net assets:
    Expenses, before waivers and
       reimbursements (2)(4)                          0.95%           0.95%           1.07%            5.04%          43.96%(3)
    Expenses, net of waivers and
       reimbursements (2)(4)                          0.95%           0.95%           1.00%            1.13%           1.25%(3)
    Net investment loss, before waivers
       and reimbursements                            (0.75)%         (0.77)%         (0.96)%          (4.87)%        (43.95)(3)
    Net investment loss, net of waivers
       and reimbursements                            (0.75)%         (0.77)%         (0.89)%          (0.96)%         (1.24)(3)

Portfolio turnover rate (5)                          16.80%           6.24%           0.00%            0.00%           0.00%




 *  Commencement of operations.
(1) Total return for periods less than one year have not been annualized. Tax withholding on behalf of certain investors is treated as a reinvested distribution.
(2) Expense ratios do not reflect the Fund's proportionate share of expenses of the Portfolio Funds.
(3) Annualized.
(4) The expense ratios do not include the Program fees charged separately to investors as described in Note 3 in the Notes to
    Financial Statements.
(5) Portfolio turnover rate for periods less than one year have not been annualized.






                              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                                                                  19


                                                  Financial Highlights (continued)


                                                              AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC
                                             -----------------------------------------------------------------------------------
                                                    2/1/06 -       2/1/05 -        2/1/04 -          2/1/03 -        8/21/02* -
                                                    1/31/07        1/31/06         1/31/05           1/31/04          1/31/03
                                             -----------------------------------------------------------------------------------

Total return(1)                                      12.95%           8.46%          10.24%           22.13%           5.38%

Net assets, end of period (000's)                $ 109,967        $ 66,508        $ 45,254         $ 14,179         $ 2,355

Ratios to average net assets:
    Expenses, before waivers and
       reimbursements (2)(4)                          1.08%           1.24%           1.55%            7.72%          22.93%(3)
    Expenses, net of waivers and
       reimbursements (2)(4)                          1.00%           1.00%           1.00%            1.18%           1.25%(3)
    Net investment loss, before waivers
       and reimbursements                            (0.76)%         (0.88)%         (1.50)%          (7.65)%        (22.92)(3)
    Net investment loss, net of waivers
       and reimbursements                            (0.68)%         (0.64)%         (0.95)%          (1.11)%         (1.24)(3)

Portfolio turnover rate (5)                          13.69%           0.00%           0.00%           16.94%           0.00%




 *  Commencement of operations.
(1) Total return for periods less than one year have not been annualized. Tax withholding on behalf of certain investors is treated as a reinvested distribution.
(2) Expense ratios do not reflect the Fund's proportionate share of expenses of the Portfolio Funds.
(3) Annualized.
(4) The expense ratios do not include the Program fees charged separately to investors as described in Note 3 in the Notes to
    Financial Statements.
(5) Portfolio turnover rate for periods less than one year have not been annualized.






                              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                                                                  20


                                                  Financial Highlights (continued)


                                                                 AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC
                                             -----------------------------------------------------------------------------------
                                                    2/1/06 -       2/1/05 -        2/1/04 -          2/1/03 -        8/21/02* -
                                                    1/31/07        1/31/06         1/31/05           1/31/04          1/31/03
                                             -----------------------------------------------------------------------------------


Total return(1)                                       9.61%          11.66%           3.90%           12.88%          (0.89)%

Net assets, end of period (000's)                $ 738,210       $ 471,815       $ 325,337         $ 57,668         $ 3,562

Ratios to average net assets:
    Expenses, before waivers and
       reimbursements (2)(4)                          0.92%           0.94%           1.05%            4.09%          18.87%(3)
    Expenses, net of waivers and
       reimbursements (2)(4)                          0.92%           0.94%           1.00%            1.14%           1.25%(3)
    Net investment loss, before waivers
       and reimbursements                            (0.65)%         (0.78)%         (0.95)%          (3.96)%        (18.86)(3)
    Net investment loss, net of waivers
       and reimbursements                            (0.65)%         (0.78)%         (0.90)%          (1.01)%         (1.24)(3)

Portfolio turnover rate (5)                           6.13%           9.65%           4.06%            0.00%          20.87%




 *  Commencement of operations.
(1) Total return for periods less than one year have not been annualized. Tax withholding on behalf of certain investors is treated as a reinvested distribution.
(2) Expense ratios do not reflect the Fund's proportionate share of expenses of the Portfolio Funds.
(3) Annualized.
(4) The expense ratios do not include the Program fees charged separately to investors as described in Note 3 in the Notes to
    Financial Statements.
(5) Portfolio turnover rate for periods less than one year have not been annualized.




                              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                                                                  21


                                                  Financial Highlights (continued)


                                                            AETOS CAPITAL MARKET NEUTRAL STRATEGIES FUND, LLC
                                             -----------------------------------------------------------------------------------
                                                    2/1/06 -       2/1/05 -        2/1/04 -          2/1/03 -        8/21/02* -
                                                    1/31/07        1/31/06         1/31/05           1/31/04          1/31/03
                                             -----------------------------------------------------------------------------------


Total return(1)                                       3.68%           4.19%           1.84%            2.81%           0.13%

Net assets, end of period (000's)                $ 114,537        $ 95,585        $ 82,230         $ 14,120         $ 1,526

Ratios to average net assets:
    Expenses, before waivers and
       reimbursements (2)(4)                          1.02%           1.09%           1.33%            8.79%          31.67%(3)
    Expenses, net of waivers and
       reimbursements (2)(4)                          1.00%           1.00%           1.00%            1.15%           1.25%(3)
    Net investment loss, before waivers
       and reimbursements                            (0.71)%         (0.74)%         (1.28)%          (8.69)%        (31.65)(3)
    Net investment loss, net of waivers
       and reimbursements                            (0.69)%         (0.65)%         (0.95)%          (1.05)%         (1.23)(3)

Portfolio turnover rate (5)                          10.29%           0.00%          45.70%            0.00%           0.00%




 *  Commencement of operations.
(1) Total return for periods less than one year have not been annualized. Tax withholding on behalf of certain investors is treated as a reinvested distribution.
(2) Expense ratios do not reflect the Fund's proportionate share of expenses of the Portfolio Funds.
(3) Annualized.
(4) The expense ratios do not include the Program fees charged separately to investors as described in Note 3 in the Notes to
    Financial Statements.
(5) Portfolio turnover rate for periods less than one year have not been annualized.






                              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                                                                  22

                        Financial Highlights (concluded)


                                                        AETOS CAPITAL
                                                      OPPORTUNITIES, LLC
                                             -----------------------------------
                                                    2/1/06 -       5/27/05* -
                                                    1/31/07         1/31/06
                                             -----------------------------------


Total return(1)                                       2.41%           4.94%

Net assets, end of period (000's)                $ 139,909        $ 72,856

Ratios to average net assets:
    Expenses, before waivers and
       reimbursements (2)(4)                          1.05%           1.44%(3)
    Expenses, net of waivers and
       reimbursements (2)(4)                          1.04%           1.07%(3)
    Net investment loss, before waivers
       and reimbursements                            (0.57)%         (1.11)(3)
    Net investment loss, net of waivers
       and reimbursements                            (0.56)%         (0.74)(3)

Portfolio turnover rate (5)                          24.26%           0.00%




 *  Commencement of operations.
(1) Total return for periods less than one year have not been annualized. Tax withholding on behalf of certain investors is treated as a reinvested distribution.
(2) Expense ratios do not reflect the Fund's proportionate share of expenses of the Portfolio Funds.
(3) Annualized.
(4) The expense ratios do not include the Program fees charged separately to investors as described in Note 3 in the Notes to Financial Statements.
(5) Portfolio turnover rate for periods less than one year have not been annualized.






    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                          Notes to Financial Statements

                                January 31, 2007

1. ORGANIZATION

The Aetos Capital Multi-Strategy Arbitrage Fund, LLC, the Aetos Capital Distressed Investment Strategies Fund, LLC, the Aetos Capital Long/Short Strategies Fund, LLC, the Aetos Capital Market Neutral Strategies Fund, LLC and the Aetos Capital Opportunities Fund, LLC (collectively the "Funds" and individually a "Fund") were formed in the state of Delaware as limited liability companies. The Funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as closed-end, non-diversified, management investment companies. Each of the Funds is a fund-of-funds. The Funds seek capital appreciation by allocating their assets among a select group of private investment funds (commonly known as hedge funds) ("Portfolio Funds") that utilize a variety of alternative investment strategies specific for each Fund to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. Aetos Alternatives Management, LLC serves as the Investment Manager to the Funds.

The Funds operate under a master fund/feeder fund structure. Feeder Funds invest substantially all of their investable assets in the Funds. As of January 31, 2007 the Feeder Funds' beneficial ownership of their corresponding Master Funds' members' capital are 71%, 68%, 70%, 68% and 79% for the Aetos Capital Multi-Strategy Arbitrage Cayman Fund, Aetos Capital Distressed Investment Strategies Cayman Fund, Aetos Capital Long/Short Strategies Cayman Fund, Aetos Capital Market Neutral Strategies Cayman Fund and Aetos Capital Opportunities Cayman Fund, respectively.

The principal investment objective of each Fund is as follows:

Aetos Capital Multi-Strategy Arbitrage Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers that utilize a variety of arbitrage strategies.

Aetos Capital Distressed Investment Strategies Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers across a variety of distressed investment strategies.

Aetos Capital Long/Short Strategies Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers across a variety of long/short strategies.

Aetos Capital Market Neutral Strategies Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers across a variety of market neutral strategies.

Aetos Capital Opportunities Fund, LLC (the "Opportunities Fund") seeks capital appreciation by investing its assets among a select group of alternative asset managers employing different absolute return investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital.

The Funds may offer, from time to time, to repurchase outstanding members' interests ("Interests") pursuant to written tenders by members. Repurchase offers will be made at such times and on such terms as may be determined by the Funds' Board of Managers (the "Board") in its sole discretion. The Funds may offer to repurchase Interests four times each year, as of the last business day of March, June, September and December.

2. SIGNIFICANT ACCOUNTING POLICIES

The Funds' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the significant accounting policies followed by the Funds:

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Investment Manager to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

B. Portfolio Valuation and Security Transactions

The net asset values of the Funds are determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

Investments in Portfolio Funds are presented in the accompanying financial statements at fair value, as determined by the Funds' Investment Manager under the general supervision of the Board. Such fair value generally represents a Fund's pro-rata interest in the net assets of a Portfolio Fund as provided by the Portfolio Funds. The Investment Manager considers information provided by the Portfolio Funds regarding the methods they use to value underlying investments in the Portfolio Funds in determining fair value.

Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis. Investments are recorded on the effective date of the subscription in the Portfolio Fund.

C. Fund Income and Expenses

Each Fund bears its own expenses including, but not limited to: any taxes; organizational expenses; offering costs; investment-related expenses incurred by the Funds (e.g., fees and expenses charged by the Portfolio Managers and Portfolio Funds, placement fees, professional fees, custody and administrative fees). Most expenses of the Funds can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or on another reasonable basis.

Interest income is recorded on an accrual basis and consists of interest earned on cash and cash equivalents.

Costs incurred with the initial registration and offering of Interests in the Opportunities Fund totaling $45,093 were deferred and were amortized over a period of one year, commencing with operations. As of January 31, 2007, such costs have been fully amortized.

D. Income Taxes

Each Fund intends to continue to be treated as a partnership for Federal income tax purposes. Each Member is responsible for the tax liability or benefit relating to the Member's distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements. The Funds withhold and pay taxes on U.S. source income and U.S. effectively connected income, if any, allocated from Portfolio Funds to the extent such income is not exempted from withholding under the Internal Revenue Code and Regulations thereunder. The actual amount of such taxes is not known until all Form K-1s from Portfolio Funds are received, usually in the following tax year. Prior to the final determination the amount of tax is estimated based on information available. The final tax could be different from the estimated tax and the difference could be significant. Such withholdings are listed as distributions in the Statements of Changes in Members' Capital, and are allocated to the individual Members' Capital accounts to which they apply.

E.  Distribution Policy

The Funds have no present intention of making periodic distributions of their net investment income or capital gains, if any, to Members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

F.  Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distribution will be classified as investment income.

G.  Cash and Cash Equivalents

The Funds treat all highly liquid financial instruments that mature within three months as cash equivalents.

3. INVESTMENT MANAGER FEE, RELATED PARTY TRANSACTIONS AND OTHER

The Funds pay the Investment Manager a monthly management fee (the "Management Fee") at the annual rate of 0.75% of the net asset value of each Fund as of the last day of the month (before any repurchases of Interests). The Investment Manager is responsible for providing day-to-day investment management services to the Funds, and for providing various administrative services to the Funds.

The Investment Manager contractually agreed to reimburse the Funds in order to limit the Funds' other expenses (defined as total operating expenses excluding the Management Fee) at 0.25% (0.35% in the case of the Opportunities Fund) of each Fund's average monthly net assets, at least until May 31, 2007.

The Investment Manager may also be paid a Program fee outside of the Funds for services rendered to investors. The Program fee is paid directly by the investors at an annual rate of up to 0.50% of an investor's assets in the Funds. The Investment Manager may also be paid an annual performance-based incentive fee outside of the Funds based on the return of an investor's account with the Investment Manager.

SEI Investments Global Funds Services (the "Administrator") provides certain administration, accounting and investor services for the Funds. In consideration for such services, each Fund pays the Administrator a monthly fee based on month-end net assets at an annual rate of 0.12% on the first $250 million of net assets, 0.10% on net assets between $250 million and $500 million and 0.08% on net assets over $500 million, and will reimburse the Administrator for certain out-of-pocket expenses.

SEI Private Trust Company acts as custodian (the "Custodian") for the Funds' assets. In consideration for such services, each Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%. Each Fund also pays the Custodian $3,000 annually to act as qualified Custodian for its Cayman feeder fund.

Each Member of the Board who is not an "interested person" of the Funds as defined by the 1940 Act receives an annual retainer of $25,000 and regular quarterly meeting fees of $2,500 per meeting (additional meeting fees are $500 per meeting). The Chairman of the audit committee receives an additional annual retainer of $1,500. Any Manager who is an "interested person" does not receive any annual or other fee from the Funds. All Managers are reimbursed by the Funds for reasonable out-of-pocket expenses.

Net profits or net losses of the Funds for each fiscal period are allocated among and credited to or debited against the capital accounts of Members as of the last day of each fiscal period in accordance with each Member's respective investment percentage for each Fund. Net profits or net losses are measured as the net change in the value of the net assets of a Fund during a fiscal period, before giving effect to any repurchases of Interests in the Fund, and excluding the amount of any items to be allocated among the capital accounts of the Members of the Fund, other than in accordance with the Members' respective investment percentages.

4. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Portfolio Funds in which the Funds invest trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. The Funds' risk of loss in these Portfolio Funds is limited to the value of these investments reported by the Portfolio Funds.

5. CONCENTRATION OF RISK

The Funds invest primarily in Portfolio Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds' net asset value. The Funds invest in a limited number of Portfolio Funds. Such concentration may result in additional risk.

Various risks are also associated with an investment in the Funds, including risks relating to the multi-manager structure of the Funds, risks relating to compensation arrangements and risks relating to the limited liquidity of Interests.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6.  INVESTMENT TRANSACTIONS

For the year ended January 31, 2007, purchases and sales of investments were as follows:

FUND                                                         PURCHASES                SALES
----------------------------------------------------------------------------------------------
Aetos Capital Multi-Strategy Arbitrage Fund, LLC            $ 94,800,000        $61,330,916
Aetos Capital Distressed Investment Strategies Fund, LLC      40,000,000         11,034,426
Aetos Capital Long/Short Strategies Fund, LLC                267,199,464         34,699,464
Aetos Capital Market Neutral Strategies Fund, LLC             32,000,000         10,348,043
Aetos Capital Opportunities Fund, LLC                         77,000,000         23,551,094

7. INVESTMENTS

As of January 31, 2007, collectively the Funds had investments in forty-four Portfolio Funds, none of which were related parties. The following table lists the Funds' investments in Portfolio Funds as of January 31, 2007. The agreements related to investments in Portfolio Funds provide for compensation to the general partners/managers in the form of management fees of 1.0% to 2.0% (per annum) of the net assets and incentive fees or allocations of 10% to 20% of net profits earned. The Portfolio Funds provide for periodic redemptions, with lock-up provisions ranging from 3 months to 2 years from initial investment. The liquidity provisions shown in the table apply after any applicable lock-up provisions.

                                              Notes to Financial Statements (continued)

7. INVESTMENTS (CONTINUED)

AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

                                                                                             FAIR VALUE    % OF MEMBERS'
PORTFOLIO FUND NAME                                              STRATEGY                    1/31/2007       CAPITAL     LIQUIDITY*
------------------------------------------------------------------------------------------------------------------------------------
Davidson Kempner Partners                             Multi-Strategy/Event Arbitrage       $ 62,651,879        14.00 %   Quarterly
Farallon Capital Offshore Investors, Inc.             Multi-Strategy/Event Arbitrage         44,046,589         9.84       Annual
FFIP, L.P.                                                Fixed Income Arbitrage             36,013,951         8.05       Annual
Ishin Fund, LLC                                           Convertible Arbitrage              26,100,721         5.83       Annual
Lazard Emerging Income, L.P.                              Fixed Income Arbitrage             26,250,319         5.86      Monthly
Parsec Trading Corp.                                      Fixed Income Arbitrage             15,623,254         3.49      Monthly
Pequot Credit Opportunities Fund, L.P.                      Credit Strategies                22,229,885         4.97       Annual
Pequot Short Credit Fund, L.P.                              Credit Strategies                 9,222,141         2.06     Quarterly
Perry Partners, L.P.                                  Multi-Strategy/Event Arbitrage         34,564,195         7.72       Annual
Satellite Fund II, L.P.                               Multi-Strategy/Event Arbitrage         35,102,243         7.84       Annual
South Hill Trading Corp.                                  Fixed Income Arbitrage             17,564,992         3.92      Monthly
Sowood Alpha Fund, L.P.                               Multi-Strategy/Event Arbitrage         54,777,145        12.24       Annual
                                                                                          --------------------------
                                                                                           $384,147,314        85.82 %
                                                                                          --------------------------


AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC

                                                                                             FAIR VALUE    % OF MEMBERS'
PORTFOLIO FUND NAME                                              STRATEGY                    1/31/2007       CAPITAL     LIQUIDITY*
------------------------------------------------------------------------------------------------------------------------------------
Aurelius Capital Partners, L.P.                           Distressed Investments           $ 30,291,525        27.55 %  Semi-Annual
King Street Capital, L.P.                                 Distressed Investments             29,880,355        27.17     Quarterly
One East Partners, L.P.                                   Distressed Investments              1,593,649         1.45     Quarterly
Silver Point Capital Fund, L.P.                           Distressed Investments             26,469,027        24.07       Annual
Watershed Capital Partners, L.P.                          Distressed Investments             14,331,915        13.03     Quarterly
                                                                                          --------------------------
                                                                                           $102,566,471        93.27 %
                                                                                          --------------------------


*The liquidity of the Portfolio Funds may be further restricted due to withdrawal limitations.






                                                                                                                                  30


                                              Notes to Financial Statements (continued)

7. INVESTMENTS (CONTINUED)

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

                                                                                             FAIR VALUE    % OF MEMBERS'
PORTFOLIO FUND NAME                                              STRATEGY                    1/31/2007       CAPITAL     LIQUIDITY*
------------------------------------------------------------------------------------------------------------------------------------
Bay Pond Partners, L.P.                               Long/Short Equity Investments        $ 53,184,043         7.20 %  Semi-Annual
Bay Resource Partners, L.P.                           Long/Short Equity Investments          47,256,601         6.40       Annual
Cadmus Capital Partners (QP), L.P.                    Long/Short Equity Investments          75,613,237        10.24     Quarterly
Cantillion Pacific, L.P.                              Long/Short Equity Investments          16,709,503         2.26     Quarterly
Cantillion U.S., L.P.                                 Long/Short Equity Investments          13,848,975         1.88     Quarterly
Cavalry Technology, L.P.                              Long/Short Equity Investments          64,924,619         8.80       Annual
The Elkhorn Fund, LLC                                 Long/Short Equity Investments          50,360,824         6.82     Quarterly
Highside Capital Partners, L.P.                       Long/Short Equity Investments          66,393,253         8.99       Annual
Icarus Qualified Partners, L.P.                          Short Equity Investments            16,056,007         2.18       Annual
JL Partners, L.P.                                     Long/Short Equity Investments          74,639,035        10.11     Quarterly
North River Partners, L.P.                            Long/Short Equity Investments          43,313,497         5.87     Quarterly
Standard Global Equity Partners SA, L.P.              Long/Short Equity Investments          70,574,259         9.56       Annual
ValueAct Capital Partners III, L.P.                   Long/Short Equity Investments          78,164,371        10.59       Annual
Viking Global Equities, L.P.                          Long/Short Equity Investments          61,600,910         8.35       Annual
                                                                                          --------------------------
                                                                                           $732,639,134        99.25 %
                                                                                          --------------------------


AETOS CAPITAL MARKET NEUTRAL STRATEGIES FUND, LLC

                                                                                             FAIR VALUE    % OF MEMBERS'
PORTFOLIO FUND NAME                                              STRATEGY                    1/31/2007       CAPITAL     LIQUIDITY*
------------------------------------------------------------------------------------------------------------------------------------
AQR Absolute Return Institutional Fund, L.P.                  Multi-Strategy               $ 29,208,914        25.50 %   Quarterly
Bravura 99 Fund, L.P.                               Low Beta/Market Neutral/Long Short       33,211,718        29.00     Quarterly
Cantillion U.S. Low Volatility L.P.                 Low Beta/Market Neutral/Long Short       30,060,310        26.24     Quarterly
GMO Mean Reversion Fund                               Quantitative Asset Allocation          19,677,542        17.18     Quarterly
                                                                                          --------------------------
                                                                                           $112,158,484        97.92 %
                                                                                          --------------------------


*The liquidity of the Portfolio Funds may be further restricted due to withdrawal limitations.






                                                                                                                                  31


                                              Notes to Financial Statements (continued)

7. INVESTMENTS (CONTINUED)

AETOS CAPITAL OPPORTUNITIES FUND, LLC

                                                                                             FAIR VALUE    % OF MEMBERS'
PORTFOLIO FUND NAME                                              STRATEGY                    1/31/2007       CAPITAL     LIQUIDITY*
------------------------------------------------------------------------------------------------------------------------------------
GMO U.S. Tactical Opportunities
     Fund (Onshore), L.P.                             Long/Short Equity Investments        $ 13,899,240         9.93 %    Monthly
Joho Partners, L.P.                                   Long/Short Equity Investments          22,997,647        16.44    Semi-Annual
Pequot Short Credit Fund, L.P.                                Credit Related                  7,214,524         5.16     Quarterly
Sansar Capital, L.P.                                  Long/Short Equity Investments           2,046,734         1.46     Quarterly
Saras Capital Partners, L.P.                          Long/Short Equity Investments          16,834,503        12.03       Annual
Scopia PX, LLC                                                 Event-Driven                  15,707,040        11.23     Quarterly
Sheffield Institutional Partners, L.P.                         Event-Driven                   9,470,511         6.77       Annual
Spindrift Partners, L.P.                                       Real Assets                   19,499,144        13.94    Semi-Annual
Standard Pacific Asymmetric
     Opportunities Fund, L.P.                                 Credit Related                  2,722,610         1.95       Annual
Venn Global Opportunities Fund L.P.                   Long/Short Equity Investments          14,781,744        10.56     Quarterly
                                                                                          --------------------------
                                                                                           $125,173,697        89.47 %
                                                                                          --------------------------


*The liquidity of the Portfolio Funds may be further restricted due to withdrawal limitations.


8. SUBSEQUENT EVENTS

Through March 1, 2007, the Funds received the following contributions:

FUND                                                                 AMOUNT
--------------------------------------------------------------------------------
Aetos Capital Multi-Strategy Arbitrage Fund, LLC                  $44,963,183
Aetos Capital Distressed Investment Strategies Fund, LLC           12,727,393
Aetos Capital Long/Short Strategies Fund, LLC                      68,802,473
Aetos Capital Market Neutral Strategies Fund, LLC                  13,510,215
Aetos Capital Opportunities Fund, LLC                               7,771,463

recorded the following transfers:

FUND                                                                 AMOUNT
--------------------------------------------------------------------------------
Aetos Capital Multi-Strategy Arbitrage Fund, LLC                  $11,981,000
Aetos Capital Distressed Investment Strategies Fund, LLC            2,967,000
Aetos Capital Long/Short Strategies Fund, LLC                      (6,713,000)
Aetos Capital Market Neutral Strategies Fund, LLC                  (8,235,000)
Aetos Capital Opportunities Fund, LLC                                      --

and paid no redemptions.

9. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. Management continues to evaluate the application of the Interpretation to the Funds, and is not in position at this time to estimate the significance of its impact, if any, on the Funds' financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "FAIR VALUE MEASUREMENTS." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Funds' financial statement disclosures.

                    Notes to Financial Statements (concluded)

10. COMMITMENTS

At January 31, 2007, the Funds had made commitments to purchase underlying funds as follows:

FUND                                                                 AMOUNT
--------------------------------------------------------------------------------
Aetos Capital Multi-Strategy Arbitrage Fund, LLC
      Farallon Capital Offshore Investors, Inc.                   $30,000,000
      HBK Fund, L.P.                                               30,000,000
                                                                 --------------
                                                                   60,000,000
                                                                 --------------
  Aetos Capital Distressed Investment Strategies Fund, LLC
        One East Partners, L.P.                                     7,000,000

  Aetos Capital Long/Short Strategies Fund, LLC
        Copper River Partners, L.P.                                10,000,000

  Aetos Capital Market Neutral Strategies Fund, LLC                        --

  Aetos Capital Opportunities Fund, LLC
        Sansar Capital, L.P.                                       13,000,000

                                  Managers and Officers of the Funds (unaudited)

                                                                                              NUMBER OF FUNDS IN
                   POSITION(S)  LENGTH OF     PRINCIPAL OCCUPATION(S) DURING THE PAST 5        THE FUND COMPLEX
 NAME, ADDRESS(1),  HELD WITH     TIME        YEARS/OTHER DIRECTORSHIPS(3) HELD BY BOARD           OVERSEEN BY
        AGE           FUNDS     SERVED(2)                  MEMBER                                   MANAGER(4)
-------------------------------------------------------------------------------------------------------------------
INDEPENDENT
MANAGERS:
-------------------------------------------------------------------------------------------------------------------
                                              Senior Vice President, Mercantile
                                              Bankshares, February 2003-Present;
                                              Partner and Manager of Fixed Income,
                                              Brown Investment Advisory and Trust Co.,
                                              April 2000-December 2002; Partner,
                                              Miller Anderson & Sherrerd/Morgan
Ellen Harvey                     Since        Stanley Dean Witter Investment
52                   Manager      2002        Management, October 1984-January 2000.                   5
-------------------------------------------------------------------------------------------------------------------
                                              Managing Director and Consultant,
                                              Promontory Financial Group, March 2005-
                                              Present; Chairman, Atlantic Whitehall
                                              Funds, January 2004-Present; Managing
                                              Director and Chief Legal Officer,
Pierre de Saint                               iFormation Group, November 2000-November
    Phalle                       Since        2003; Partner, Davis Polk & Wardwell,
58                   Manager      2002        January 1983-October 2000.                               5
-------------------------------------------------------------------------------------------------------------------
                                              Chairman and Chief Investment Officer,
                                              First Western Investment Management,
                                              September 2002-Present; President and
Warren J. Olsen                  Since        CEO, IBJ Whitehall Asset Management
50                   Manager      2003        Group, May 1999-February 2002.                           5
-------------------------------------------------------------------------------------------------------------------
INTERESTED
MANAGERS:
-------------------------------------------------------------------------------------------------------------------
                                              Chief Executive Officer, Aetos Capital,
                                              LLC, March 1999-Present; Advisory Director,
                     Manager and              Morgan Stanley Dean Witter & Co., January
                      Chairman                1999-September 1999; President, Morgan
James M. Allwin(5)       of      Since        Stanley Dean Witter Investment Management,
53                   the Board    2002        1996-January 1999.                                       5
-------------------------------------------------------------------------------------------------------------------
                                              Co-President, Aetos Alternatives Management
                                              and Managing Director, Aetos Capital, LLC,
                                              March 2000-Present; Managing Director,
                                              Morgan Stanley Dean Witter & Co. and
                                              President, Morgan Stanley Institutional
                                              Funds, June 1998-March 2000; Principal,
Michael Klein(6)     Manager and Since        Morgan Stanley Dean Witter  & Co., August
48                    President   2003        1997-December 1999.                                      5
-------------------------------------------------------------------------------------------------------------------




                                                                                                                35


                            Managers and Officers of the Funds (unaudited) (continued)

                                                                                              NUMBER OF FUNDS IN
                   POSITION(S)  LENGTH OF     PRINCIPAL OCCUPATION(S) DURING THE PAST 5        THE FUND COMPLEX
 NAME, ADDRESS(1),  HELD WITH     TIME        YEARS/OTHER DIRECTORSHIPS(3) HELD BY BOARD           OVERSEEN BY
        AGE           FUNDS     SERVED(2)                  MEMBER                                   MANAGER(4)
-------------------------------------------------------------------------------------------------------------------
OFFICERS:
-------------------------------------------------------------------------------------------------------------------
                                              Managing Director, Aetos Capital, LLC,
                                              October 2001-Present; Chief Investment
                                              Officer, Stanford Management Company,
                      Chief                   November 1998-September 2001; Managing
Anne Casscells      Investment   Since        Director of Investment Policy Research,
48                    Officer     2002        Stanford University, April1996-October 1998.            N/A
-------------------------------------------------------------------------------------------------------------------
                                              Vice President, Aetos Capital, LLC, August
                                              2004-Present; Client Portfolio Manager,
                                              GE Asset Management, 2002-July 2004;
                                              Manager of Fund Operations, GE Asset
Scott Sawyer                     Since        Management 2000-2002; Audit Manager,
38                   Treasurer    2004        PricewaterhouseCoopers LLP, 1998-2000.                  N/A
-------------------------------------------------------------------------------------------------------------------
                                              General Counsel and Managing Director,
                                              Aetos Capital, LLC, March 2001-Present;
                       Vice                   President, Morgan Stanley Institutional
                     President                Funds, March 2000-March 2001; Managing
Harold J. Schaaff       and      Since        Director, Morgan Stanley Dean Witter
46                   Secretary    2002        & Co., December 1999-March 2001.                        N/A
-------------------------------------------------------------------------------------------------------------------

(1) Each Manager can be contacted by writing to Aetos Capital, LLC 875 Third Avenue, New York, NY 10022.
(2) Each Manager holds office until the next meeting of shareholders at which Managers are elected following his or her election or appointment and until his successor has been elected and qualified.
(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities
    Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(4) The "Fund Complex" consists of all registered investment companies for which Aetos Alternatives Management,
    LLC or any of its affiliates serves as investment adviser.
(5) Mr. Allwin is considered to be an "interested person" of the Fund as defined in the 1940 Act because he is
    Chief Executive Officer of Aetos Capital, LLC.
(6) Mr. Klein is considered to be an "interested person" of the Fund as defined in the 1940 Act because he is a
    Managing Director of Aetos Capital, LLC.
For more information regarding the Managers and Officers, please refer to the Statement of Additional Information.






                                                                                                                36

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's President and Treasurer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's Board of Managers has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Warren J. Olsen. Mr. Olsen is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers ("PwC") Related to the Fund.

PwC billed the Fund aggregate fees for services rendered to the Trust for the last two fiscal years as follows:


                                       FISCAL 2007                                            FISCAL 2006

                                       All fees and     All other fees                       All fees and     All other fees
                                       services to     and services to                       services to     and services to
                     All fees and        service           service         All fees and        service           service
                   services to the   affiliates that   affiliates that   services to the   affiliates that   affiliates that
                    Fund that were         were        did not require   Trust that were         were        did not require
                     pre-approved      pre-approved      pre-approval      pre-approved      pre-approved      pre-approval
(a)     Audit
        Fees(1)        $55,700              $0                $0             $49,000              $0                $0

(b)     Audit-
        Related
        Fees              $0                $0                $0                $0                $0                $0

(c)     Tax Fees
        (2)            $39,000              $0                $0             $30,900              $0                $0

(d)     All
        Other
        Fees              $0                $0                $0                $0                $0                $0

Notes:
(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)      Tax fees relate to preparation of federal and state tax returns.

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services (including tax services) to be provided to the Fund and all non-auditing services to be provided to the Fund's investment adviser (or any affiliate thereof that provides ongoing services to the Fund) if such services relate directly to operations and financial reporting of the Fund.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                                          FISCAL 2007       FISCAL 2006
               Audit-Related Fees              0%               0%
               Tax Fees                        0%               0%
               All Other Fees                  0%               0%


(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $0 and $0 for Fiscal 2007 and Fiscal 2006, respectively.

(h) During the past fiscal year no non-audit services were provided by the registrant's principal accountant to either the registrant's investment adviser or to any entity controlling, controlled by, or under common control with the registrant's investment adviser that provides ongoing services to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                       AETOS ALTERNATIVES MANAGEMENT, LLC
                               PROXY VOTING POLICY

I.       INTRODUCTION

         This policy sets forth Aetos Alternatives Management, LLC ("AAM") policies and procedures for voting proxies with respect to portfolio securities held in the accounts for which AAM provides discretionary investment management services and for which AAM has the explicit authority to vote their proxies. The policy will be reviewed and, if necessary, updated periodically to address new or revised proxy voting issues as they arise.

         As an investment manager for various clients, including clients governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), AAM may vote proxies as part of its authority to manage, acquire and dispose of client account assets, unless the "named fiduciary" for an ERISA account has explicitly reserved the authority for itself, or in the case of an account not governed by ERISA, the client investment management agreement does not provide that AAM will vote proxies. When voting proxies for client accounts, AAM will make voting decisions solely in the best interests of its clients and its ERISA plan clients and beneficiaries and participants, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. In fulfilling its obligations to its clients, AAM will act in a manner it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts.

II.      ROUTINE CORPORATE MATTERS

         AAM will generally, although not always, vote in support of management on matters which are common management-sponsored initiatives, provided that, in AAM's opinion, approval of such initiatives will not detract from the economic value of the company's securities held in AAM client accounts. These matters are set out below:

         (i)     Appointment or election of auditors;
         (ii)    Routine elections or re-elections of directors;
         (iii)   Director's liability and indemnification;
         (iv)    General updating/corrective amendments to charter;
         (v)     Name changes;
         (vi)    Elimination of cumulative voting; and
         (vii)   Elimination of preemptive rights.

III.     ISSUES HAVING THE POTENTIAL FOR MAJOR ECONOMIC IMPACT

         A. AAM will generally, although not always, vote in support of management initiatives which may have a substantive financial or best interest impact, provided that, in AAM's opinion, approval of such initiatives will not detract from the economic value of the company's securities held in AAM client accounts. These matters are set out below:

                 (i) Capitalization changes which eliminate other classes of stock and voting rights;
                 (ii) Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization;
                 (iii) Stock purchase plans with an exercise price of not less than 85% of fair market value;
                 (iv) Stock option plans that are incentive based and not excessive;
                 (v) Other stock-based plans which are appropriately structured;
                 (vi)     Reductions in supermajority vote requirements; and
                 (vii)    Adoption of anti-greenmail provisions.

         B. AAM will generally not vote in support of management on certain issues which have a potential substantive financial or best interest impact when AAM believes that approval of the proposal may negatively impact the economic value of the company's securities held in AAM client accounts. These matters are set out below:

                 (i) Capitalization changes which add classes of stock which are blank check in nature or that dilute the voting interests of existing shareholders;
                 (ii) Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders;
                 (iii) Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers;
                 (iv) Amendments to by-laws which would require supermajority shareholder votes to pass or repeal certain provisions;
                 (v)      Classified boards of directors;
                 (vi) Reincorporation into a state which has more stringent anti-takeover and related provisions;

                 (vii) Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding;
                 (viii) Excessive compensation or non-salary compensation related proposals;
                 (ix) Change-in-control provisions in non-salary compensation plans, employment contracts and severance agreements that benefit management and would be costly to shareholders if triggered; and
                 (x) "Other business as properly comes before the meeting" proposals which give a blank check to those acting as proxy.

IV.      SOCIAL AND CORPORATE RESPONSIBILITY ISSUES

         AAM, believing that management's job is to handle ordinary business matters, and not wanting to arbitrarily impose a judgment on such matters, usually votes with management on these proposals. Third party analyses of these issues are taken into account. If an issue will, in our view negatively impact the investment merits of a company, we will oppose it.

V.       CONFLICT OF INTERESTS

         Situations may arise where there are material conflicts between AAM's interest and those of its advisory clients. AAM may resolve potential conflicts by using any of the following methods: (1) adopting a policy of disclosing the conflict to clients and obtaining their consent before voting: (2) basing the proxy vote on pre-determined voting guidelines if the application of the guidelines to the matter do not involve the exercise of discretion on the part of AAM; or (3) using the recommendations of an independent third party.

VI.      PROXY VOTING RECORD RETENTION

         AAM retains the following records: (1) proxy voting policies and procedures; (2) proxy statements; (3) records of votes cast on behalf of clients; (4) records of clients' requests for proxy voting information; and (5) any documents prepared by or on behalf of AAM that were material in making decisions on how to vote. AAM retains the above-mentioned records for a minimum of five years.

VII.     PROXY ADMINISTRATION

         AAM's internal Proxy Committee (the "Committee") develops the firm's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Committee, comprised of the Chief Investment Officer, Chief Operating Officer, and General Counsel, analyzes types of proposals based on whether they would adversely affect shareholder's interests and make a company less attractive to own. In evaluating proxy proposals each year, the Committee relies upon our own knowledge of each company and its management, independent research provided by third parties, and information presented by company managements and shareholder groups.

         Once the Committee establishes its recommendations, they are distributed to AAM's Portfolio Management Group as voting guidelines. Ultimately, the investment professional primarily accountable for a portfolio is responsible for votes on companies in that portfolio. Most vote consistent with AAM's guidelines. Occasionally, some will take an independent view on certain issues and vote differently. When an investment professional casts votes which are counter to the Committee's guidelines, they are required to document their reasons in writing for the Committee. Annually, the Board of Managers of the AAM Funds will review AAM's proxy voting process, policies, and voting records.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

INVESTMENT MANAGEMENT TEAM

NAME & TITLE (YEARS OF SERVICE)
Anne Casscells                                                     Co-President and Chief Investment Officer,
Managing Director and Chief Investment Officer, Aetos              Aetos Alternatives Management, LLC and
Alternatives Management, LLC (5)                                   Managing Director, Aetos Capital, LLC,
                                                                   October 2001-Present; Chief Investment
                                                                   Officer, Stanford Management Company,
                                                                   November 1998-September 2001; Managing
                                                                   Director of Investment Policy Research,
                                                                   Stanford University, April 1996-October 1998.

James Gibbons                                                      Managing Director and Portfolio Manager,
Managing Director and Portfolio Manager, Aetos Alternatives        Aetos Alternatives Management LLC, July 2002-
Management, LLC (5)                                                Present; Senior Vice President, Evaluation
                                                                   Associates Capital Markets, January 1998-
                                                                   June 2002.

Michael Klein                                                      Co-President, Aetos Alternatives Management,
Managing Director, Aetos Alternatives Management, LLC (5)          LLC and Managing Director, Aetos Capital,
                                                                   LLC, March 2000-Present; Managing Director,
                                                                   Morgan Stanley Dean Witter & Co. and
                                                                   President, Morgan Stanley Institutional Funds,
                                                                   June 1998-March 2000; Principal, Morgan
                                                                   Stanley Dean Witter & Co., August 1997-
                                                                   December 1999.


(a)(2)(i), (ii), (iii)

The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of January 31, 2007.


                                                                                                Total Assets in
                                                                               Number of        Accounts where
                                                                             Accounts where     Advisory Firm's
                                                                            Advisory Firm's     Fee is Based on
            Anne Casscells                             Total Assets in      Fee is Based on         Account
            James Gibbons                Number of         Accounts             Account           Performance
            Michael Klein                Accounts        ($ million)          Performance         ($ million)
Registered Investment Companies            None              N/A                  N/A                 N/A
Other Pooled Investment Vehicles           None              N/A                  N/A                 N/A
Other Accounts                               8              $2,638                 5                $2,032


(a)(2)(iv)

MATERIAL CONFLICTS OF INTEREST

The Investment Manager manages multiple accounts for multiple clients. In addition to the Funds, these other accounts may include separate accounts, collective trusts, or offshore funds. The Investment Manager manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties. The Investment Manager has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

(a)(3)

DESCRIPTION OF COMPENSATION

Professionals employed by the Investment Manager are subject to a compensation structure that includes base salary and a discretionary bonus. Bonuses are variable and depend on many factors, including firm, business unit and individual performance relative to established benchmarks and criteria. Individuals that consistently exceed performance objectives are eligible for promotions and/or equity participation in the firm. Officers are also eligible to share in the net profits of the business under a profit participation plan. Participation amounts are determined on the basis of performance and contribution. In addition, all managing directors of the Investment Manager have a common equity membership in Aetos Capital, LLC.

(a)(4)

OWNERSHIP OF SECURITIES

As of January 31, 2007 the portfolio managers owned Interests of the Fund as follows:

    Anne Casscells              $100,001-500,000
     James Gibbons              $100,001-500,000
     Michael Klein               $50,001-100,000

(b)  Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable as Interests of the Fund are not registered pursuant to Section 12 of the Exchange Act.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no matters submitted to a vote of Security Holders during the covered period.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                       Aetos Capital Long/Short Strategies Fund, LLC


By (Signature and Title)*          /s/ Michael F. Klein
                                   ----------------------------------
                                   Michael F. Klein, President

Date: 4/04/07





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*          /s/ Michael F. Klein
                                   ----------------------------------
                                   Michael F. Klein, President

Date: 4/04/07


By (Signature and Title)*          /s/ Scott D. Sawyer
                                   ----------------------------------
                                   Scott D. Sawyer, Treasurer

Date: 4/04/07

* Print the name and title of each signing officer under his or her signature.